Exhibit 99.1

Repligen to Acquire BioLife Solutions, Expanding Its Cell Therapy Capabilities with Market Leading Biopreservation Media

Fast-tracks Repligen’s leadership and customer solution offering in high-growth cell therapy market by adding BioLife’s differentiated, high-margin recurring revenue business

BioLife stockholders to receive cash and Repligen common stock at a value of $31.00 per share, representing a total enterprise value of approximately $1.5 billion

Compelling financially, the transaction is expected to be accretive to Repligen’s top-line growth, adjusted margins, and adjusted earnings per share by at least 5 cents in year one and at least 25 cents in year two

Repligen reports preliminary second quarter reported revenue growth of approximately 12% or 13% organic; BioLife reports preliminary second quarter revenue growth of approximately 21% year-over-year

WALTHAM, Mass. and BOTHELL, Wash., July 22, 2026 — Repligen Corporation (NASDAQ: RGEN, “Repligen,” or “the Company”), a life sciences company focused on bioprocessing technology leadership, and BioLife Solutions, Inc. (NASDAQ: BLFS) (“BioLife”), a leading developer and supplier of cell processing tools and services for the cell and gene therapy (“CGT”) market, today announced they have entered into a definitive agreement under which Repligen, subject to customary closing conditions, will acquire BioLife for a total enterprise value of approximately $1.5 billion, comprised of 64% in Repligen common stock and 36% in cash (the “Transaction”). The directors of each company unanimously approved the Transaction.

Olivier Loeillot, President and Chief Executive Officer of Repligen, said: “The acquisition of BioLife represents a natural next step in the evolution of our strategy and further strengthens our position as a leading provider of mission-critical technologies for biologics manufacturing. BioLife brings a highly differentiated portfolio of products including a market-leading biopreservation media platform and other cell processing tools. This opportunity will expand Repligen’s presence in the rapidly growing cell therapy market, broaden our solutions offering to cell therapy customers, and add a deeply embedded, high-margin consumables business with attractive recurring revenue. Just as important, we believe our shared culture of innovation and customer centricity will create a strong foundation for future growth and value creation.”

“Over the past several years, we have successfully repositioned BioLife around our market-leading biopreservation media franchise, while strengthening our financial profile and establishing a durable foundation for profitable growth,” said Roderick de Greef, Chairman and Chief Executive Officer of BioLife. “Repligen shares our commitment to providing innovative, differentiated, and enabling tools that help customers bring important therapies to patients. Its global commercial reach, complementary technologies and proven operating capabilities make Repligen an ideal partner for BioLife. This Transaction will expand the reach and impact of our portfolio, while providing BioLife stockholders with immediate cash value and the opportunity to participate in Repligen’s future growth.”

Compelling Strategic and Financial Rationale

Cell therapy represents a significant and growing portion of the global pharma pipeline, while commercial revenues are projected to grow at more than 20% annually through the end of the decade. BioLife’s products are deeply embedded in the cell therapy workflow and highly complementary to Repligen’s existing offering in this market. BioLife’s differentiated biopreservation media portfolio, led by CryoStor®, supports 18 commercially approved therapies and the majority of U.S. commercially sponsored cell-based therapy trials. As a combined commercial team, BioLife will benefit from Repligen’s broader global reach, including Asia Pacific, while Repligen will benefit from BioLife’s trusted customer relationships.

The Transaction is expected to be accretive to Repligen’s top-line growth, adjusted margins, and adjusted earnings per share by at least 5 cents in year one and at least 25 cents in year two. Repligen expects at least $20 million of synergies in year one and at least $30 million in year two from eliminating public-company costs, G&A efficiencies, and manufacturing and supply-chain optimization. While this combination is expected to generate important cross-selling opportunities, Repligen’s financial expectations only assume modest revenue synergies leaving the potential for future upside. The cash component of the merger consideration will be funded with cash on hand. Repligen’s balance sheet is expected to remain healthy with greater than $300 million of pro forma cash and cash equivalents, preserving optionality for additional M&A and other investment opportunities.

Transaction Terms

BioLife stockholders will receive $11.25 per share in cash and 0.1442 shares of Repligen common stock, which equates to a total value of $31.00 per share. This represents an implied premium of 24% to 90-day volume-weighted average price (VWAP) for the period ended July 21, 2026.

The Transaction is expected to close in the fourth quarter of 2026, subject to customary regulatory approvals, approval by BioLife stockholders, and the satisfaction of other customary closing conditions set forth in the merger agreement.

Preliminary & Unaudited Second Quarter 2026 Results

Repligen expects preliminary second quarter revenue growth of approximately 12% as reported and 13% on an organic basis, both compared to the same period in 2025. In addition, Repligen expects to deliver strong year-over-year margin expansion. Repligen will report full second quarter results on July 28, 2026, before the market opens and will host a conference call at 8:00 a.m. ET.

BioLife expects preliminary second quarter revenue of $28.5 million, an increase of 21% compared with $23.4 million for the second quarter of 2025. BioLife plans to report its full second quarter 2026 financial results on August 6, 2026. Due to the pending acquisition, BioLife will not be hosting an earnings conference call.

These preliminary results are unaudited and subject to change pending completion of each company’s quarter-end financial close process. The preliminary unaudited results of BioLife for the second quarter 2026 reflect only the continuing operations of BioLife unless otherwise noted.

Conference Call and Webcast Access

Repligen will host a conference call and webcast today, July 22, 2026, at 8:30 a.m. ET, to discuss the acquisition. The conference call will be accessible by dialing toll-free (833) 461-5787 for domestic callers and (585) 542-9983 for international callers. The meeting ID is: 747529619. In addition, a webcast will be accessible via the Investor Relations section of the Company’s website. The webcast will be archived for a period of time following the live event. You can access the replay on the Investor Relations section of the Company’s website.

Advisors

Perella Weinberg and Goldman Sachs & Co. LLC are serving as financial advisors and Goodwin Procter is serving as legal counsel to Repligen. Centerview Partners, LLC is serving as financial advisor and K&L Gates LLP is serving as legal counsel to BioLife.

About Repligen Corporation

Repligen Corporation is a global life sciences company that develops and commercializes highly innovative bioprocessing technologies and systems that enable efficiencies in the process of manufacturing biological drugs. We are “inspiring advances in bioprocessing” for the customers we serve; primarily biopharmaceutical drug developers and contract development and manufacturing organizations (CDMOs) worldwide. Our focus areas are Filtration and Fluid Management, Chromatography, Process Analytics and Proteins. Our corporate headquarters are located in Waltham, Massachusetts, and the majority of our manufacturing sites are in the U.S., with additional key sites in Estonia, Germany, Ireland, the Netherlands and Sweden. For more information about the Company see our website at www.repligen.com, and follow us on LinkedIn.

About BioLife Solutions

BioLife Solutions is a leading developer and supplier of bioproduction products and services for the cell and gene therapy (CGT) and broader biopharma markets. Our expertise facilitates the commercialization of new therapies by supplying solutions that maintain the health and function of biologic materials during collection, development, storage, and distribution. For more information, please visit www.biolifesolutions.com or follow BioLife on LinkedIn and X.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this press release, which are not historical in nature or do not relate to current facts, are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provisions of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are based on, among other things, Repligen management’s and BioLife management’s beliefs, assumptions, current expectations, estimates and projections about the economy and Repligen and BioLife, as applicable, and the industries in which Repligen and BioLife operate. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements include statements regarding, among other things, the expected benefits of the Transaction and Repligen’s ability to recognize the benefits of the Transaction; the anticipated timing of the closing of the Transaction; the anticipated financial impact of the Transaction on Repligen and the belief that this is a financially compelling transaction and accretive in the near-term; expectations for Repligen’s performance following the Transaction, including future financial and operating results; beliefs that the Transaction will accelerate profitable growth; beliefs and expectations about the cell therapy industry, including its growth, and BioLife’s position as a highly-differentiated cell processing tool leader; anticipated synergies; beliefs about the drivers for future growth following the Transaction, including with respect to the pipeline and regulatory matters; the expected impact on customers and revenue opportunities; Repligen’s second quarter results, including revenue growth and expectations for strong margin expansion and Repligen’s plans, objectives, expectations, intentions, growth strategies and other statements that are not historical facts. Repligen and BioLife caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against Repligen or BioLife; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect Repligen following the Transaction, or the expected benefits of the Transaction); the failure to obtain BioLife stockholder approval or to satisfy any of the other conditions to the Transaction on a timely basis or at all; the possibility that the anticipated benefits of the Transaction, including anticipated synergies, financial impact and revenue growth, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Repligen and BioLife do business; the risk that the parties have overestimated the size or trajectory of the cell therapy market and BioLife’s market position; the potential for increased regulatory scrutiny and the impact on the clinical pipeline, global approvals and expanded indications; the possibility that the Transaction may be more expensive to complete than anticipated; diversion of BioLife and Repligen management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; risks relating to the potential dilutive effect of shares of Repligen common stock to be issued in the Transaction and other factors that may affect future results of Repligen. Additional factors that could cause results to differ materially from those described above can be found in Repligen’s Annual Report on Form 10-K for the year ended December 31, 2025, Repligen’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, BioLife’s Annual Report on Form 10-K for the year ended December 31, 2025, BioLife’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, in each issuer’s respective Current Reports on Form 8-K and in other documents Repligen and BioLife file with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Repligen and BioLife caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Repligen and BioLife each disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Transaction, Repligen will file with the SEC a registration statement on Form S-4 (the “registration statement”), which will contain a proxy statement of BioLife and a prospectus of Repligen (the “proxy statement/prospectus”), and each of Repligen and BioLife may file with the SEC other relevant documents regarding the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY REPLIGEN AND BIOLIFE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REPLIGEN, BIOLIFE AND THE TRANSACTION. When final, a definitive copy of the proxy statement/prospectus will be mailed to BioLife stockholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about Repligen and BioLife, free of charge from Repligen or BioLife or from the SEC’s website when they are filed. The documents filed by Repligen with the SEC may be obtained free of charge at Repligen’s website, at www.repligen.com, or by requesting them by mail at Repligen Corporation, 41 Seyon Street Building 1, Suite 100 Waltham, Massachusetts 02453, Attention: Corporate Secretary. The documents filed by BioLife with the SEC may be obtained free of charge at BioLife’s website, at www. biolifesolutions.com, or by requesting them by mail at BioLife Solutions, Inc., 3303 Monte Villa Parkway, Suite 310, Bothell, WA 98021, Attention: Corporate Secretary. The information included on Repligen’s and BioLife’s websites is not incorporated by reference into this press release.

Participants in the Solicitation

Repligen and BioLife and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BioLife in respect of the Transaction. Information about Repligen’s directors and executive officers is available in Repligen’s proxy statement, dated April 2, 2026, for its 2026 Annual Meeting of Stockholders, and other documents filed by Repligen with the SEC. Information about BioLife’s directors and executive officers is available in BioLife’s proxy statement, dated July 8, 2025, for its 2025 Annual Meeting of Stockholders, and other documents filed by BioLife with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Repligen or BioLife as indicated above.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Non-GAAP Measures of Financial Performance

This press release includes certain “non-GAAP measures.” Please refer to the Company’s “Non-GAAP Measures of Financial Performance” included within the Company’s current and historical filings on Forms 8-K for more information on the use of non-GAAP measures by the Company.

Repligen Preliminary Reconciliation of Total Revenue (GAAP) Growth to Organic Revenue Growth (Non-GAAP)

Q2 - 26
TOTAL REPORTED REVENUE(GAAP) GROWTH	12%
Acquisition and divestiture revenue	1%
Currency exchange	0%

ORGANIC REVENUE GROWTH (NON-GAAP)	13%

Repligen Investor Relations Contact:

Jacob Johnson

VP, Investor Relations

781-419-0204

investors@repligen.com

BioLife Media & Investor Relations Contact:

At the Company

Troy Wichterman

Chief Financial Officer

425.402.1400

twichterman@biolifesolutions.com

Investors

John Graziano

Investor Relations

jgraziano@biolifesolutions.com

Vivian Cervantes

Alliance Advisors IR

973-873-7724

vcervantes@allianceadvisors.com

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